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                                                                    EXHIBIT 10.2

                               PET QUARTERS, INC.
                  EMPLOYEE EQUITY PARTICIPATION INCENTIVE PLAN

                                     HISTORY

         A. On ____________, 2000, the Board of Directors (the "BOARD") of PET QUARTERS, INC. (the "Company"), an Arkansas corporation, created the Pet Quarters, Inc. Employee Equity Participation Incentive Plan (the "PLAN").

                                     1. PLAN

1.1 PURPOSE. The purpose of the Plan is to promote the success of the Company by providing compensatory equity incentives in order to attract, motivate and retain employees. Capitalized terms are defined in SECTION 7.

1.2      ADMINISTRATION.

         1.2.1 BOARD. This Plan shall be administered by the Board, acting by majority vote. The Board may delegate administrative functions to third parties, including employees of the Company. All actions of the Board are subject to this Plan.

         1.2.2 POWERS OF BOARD. The Board has authority to (a) construe and interpret this Plan and any related agreements, (b) further define the terms used in this Plan, (c) prescribe, amend and rescind rules and regulations relating to the administration of this Plan, (d) establish and modify the terms of Award Agreements including, but not limited to, restrictions on transfer and repurchase rights, including the mandatory exchange of any previously issued Award for an Award with similar terms and conditions of a successor entity or parent corporation, (e) determine the effect, if any, on a Participant's rights from leaves of absence, (f) make all other determinations necessary or advisable for the administration of this Plan, and (g) cause (i) the issuance of new Award Agreements in exchange for previously issued Awards,
                  (ii) the acceleration of any outstanding Award Agreement, or
                  (iii) the termination of any outstanding Award Agreement, pursuant to and in accordance with Section 6.2 hereof. The determination of the Board on any of the foregoing matters shall be conclusive, provided that such Board actions are not inconsistent with applicable federal or state securities registration exemption statutes.

         1.2.3 BINDING DETERMINATIONS. Any action taken by, or inaction of, the Company, or the Board relating to this Plan is within the absolute discretion of that group or entity. No member of the Board, or officer or employee of the Company or any Subsidiary, will be liable for any such action or inaction. In determining whether to take any action permitted under this Plan, the Company or the Board may rely upon the advice of counsel and accountants of the Company, and such determination shall be conclusive.



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1.3      PARTICIPATION. Awards may be granted only to Eligible Persons. An
         Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards.

1.4      SHARES SUBJECT TO PLAN.

         1.4.1 NUMBER OF SHARES. The aggregate number of Shares that may be issued pursuant to all Awards may not exceed __________. Each of the foregoing limits is subject to adjustment under Section
                  6.2. Shares may be issued for any lawful consideration.

         1.4.2 CALCULATION OF AVAILABLE SHARES AND REPLENISHMENT. If any Option or Stock Appreciation Right lapses or terminates without having been exercised in full, or any Shares subject to a Restricted Stock Award or Performance Share Award do not vest or are not delivered, the unpurchased, unvested or undelivered Shares will again be available for purposes of this Plan. The foregoing sentence does not apply to Shares withheld under Section 6.5.1.

1.5 GRANT OF AWARDS. The Board will determine the Eligible Persons to whom Awards will be granted, the terms and conditions of Awards (which need not be identical) and the number of Shares subject to each Award. Each Award will be evidenced by an Award Agreement approved by the Board. The grant of an Award is made on the Award Date.

1.6 EXERCISE OF AWARDS. An exercisable Award will be deemed to be exercised when the Secretary of the Company receives an executed Exercise Agreement from the Participant, together with payment of any required Purchase Price or other payments (including, without limitation, any withholding of taxes requested or required by the Company pursuant to
         Section 6.5) as well as delivery of any other materials required by the Board. Awards are exercisable only for whole shares. Fractional shares will be disregarded for all purposes under this Plan.

         1.6.1 CASH OR NOTE EXERCISES. The Purchase Price of each Award Share must be paid in full at the time of each purchase in one or a combination of the following methods, to the extent authorized by the Board or set forth in the Award Agreement: (a) cash or cashier's check payable to the Company or (b) if the Board approves, a Note. Shares used to satisfy the Purchase Price will be valued at their Fair Market Value on the exercise date.

         1.6.2 CASHLESS EXERCISES. Award Agreements may also provide that an Option may be exercised, in whole or in part, in a "cashless" exercise, upon delivery to the Company of a properly executed notice to the Company to the extent authorized by the Board or set forth in the Award Agreement.



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                                   2. OPTIONS

2.1 GRANTS. Options maybe granted to any Eligible Person. Each Option must be designated by the Board as either an NQSO or an ISO, and such intent will be indicated in the Award Agreement. If no such intent is indicated, such Option will be an NQSO. ISOs may be granted only to Eligible Persons who are employed by the Company or a corporation that is a "parent" or "subsidiary" corporation within the meaning, of Sections 424(e) and 424(f) of the Code, respectively.

2.2 OPTION PRICE. The Purchase Price per Award Share will be determined by the Board, provided that

         2.2.1 GENERAL PRICE RESTRICTION. The Purchase Price per Award Share must be at least 85% (110% in the case of a Significant Holder) of the Fair Market Value of the Shares on the Award Date.

         2.2.2 ISO PRICE RESTRICTION. In the case of ISOs, the Purchase Price per Award Share must be at least 100% (110% in the case of a Significant Holder) of the Fair Market Value of the Shares on the Award Date.

2.3 OPTION PERIOD. Each Option will expire on a date determined by the Board, but not later than 10 years after the Award Date, and will be subject to earlier termination as set forth in this Plan or in the Award Agreement.

2.4 EXERCISE OF OPTIONS. An Option shall become exercisable, in whole or in part, on the date or dates specified in the Award Agreement and thereafter such portion will remain exercisable until the earliest of its exercise or its expiration or termination in accordance with the Award Agreement, or as otherwise set forth in this Plan. At least 100 Shares must be purchased at one time unless the number of Shares purchased is the total number at the time available for purchase under the Option. If an Option granted concurrently with a Stock Appreciation Right is exercised, the number of Shares subject to the Option and the related Stock Appreciation Right will be reduced by the number of Shares subject to any portion of the Option that has previously been exercised.

2.5 VESTING RATE. Unless otherwise provided in the Award Agreement to purchase Award Shares pursuant to the Option shall vest at the rate of 20% per year over 5 years from the Award Date, subject to reasonable conditions. However, an Option granted to an officer, director or consultant may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

2.6      LIMITATIONS ON GRANT OF ISOS.

         2.6.1 $100,000 LIMIT. If the aggregate Fair Market Value of Award Shares with respect to which ISOs first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account Award Shares subject to all ISOs



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                  granted by the Company that are held by the Participant, the excess will be treated as if issued pursuant to a NQSO. To determine whether the $100,000 limit is exceeded, the Fair Market Value of Award Shares subject to the Options shall be determined as of the Award Dates of each respective Option. In reducing the number of Options treated as ISOs to meet the $100,000 limit, Award Shares under the most recently granted Options will be reduced first. If a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Company may designate which Award Shares are to be treated as Award Shares acquired pursuant to an ISO.

         2.6.2 LIMITATION ON PURCHASE PRICE AND TERM. No ISO may be granted to a Significant Holder unless the Purchase Price of the Award Shares is at least 110% of the Fair Market Value of the Award Shares and such Option by its terms is not exercisable after the expiration of five years from the Award Date.

                          3. STOCK APPRECIATION RIGHTS

3.1 GRANTS. The Board may grant Stock Appreciation Rights concurrently with the grant of other Awards or independently. A Stock Appreciation Right granted concurrently with the grant of another Award may extend to all or a portion of the Shares covered by the related Award. A Stock Appreciation Right will entitle the Participant who holds the related Award, upon exercise of such Stock Appreciation Right and surrender of the related Award, or portion thereof, to receive payment of an amount determined pursuant to Section 3.3.

3.2      EXERCISE OF STOCK APPRECIATION RIGHTS.

         3.2.1 CONCURRENTLY GRANTED STOCK APPRECIATION RIGHTS. A Stock Appreciation Right granted concurrently with another Award shall be exercisable only to the extent that the related Award is exercisable, and only when the Fair Market Value of the Award Shares exceeds the exercise price of the related Award. If a Stock Appreciation Right granted concurrently with an Award is exercised, the number of Award Shares will be charged against the maximum number of Shares that may be issued pursuant to Awards. The number of Shares subject to the Stock Appreciation Right and the related Award will also be reduced by such number of shares. If a Stock Appreciation Right granted concurrently with an Award extends to fewer than all the Shares covered by the related Award, and if a portion of the related Award is subsequently exercised, the number of Shares subject to the unexercised Stock Appreciation Right will be reduced only to the extent that the remaining number of Shares covered by such related Award is fewer than the remaining number of Shares subject to such Stock Appreciation Right.

         3.2.2 INDEPENDENT STOCK APPRECIATION RIGHT. A Stock Appreciation Right granted independently of another Award will be exercisable pursuant to the terms of the applicable Award Agreement.



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3.3      PAYMENT.

         3.3.1 CONCURRENTLY GRANTED STOCK APPRECIATION RIGHTS. Upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of the related Award, the Participant will be entitled to receive payment of an amount determined by multiplying

                  (a) The difference between the Purchase Price per Share under the related Award and the Fair Market Value of a Share on the exercise date of such Stock Appreciation Right, by

                  (b) The number of Shares with respect to which such Stock Appreciation Right is being exercised.

         3.3.2 INDEPENDENT STOCK APPRECIATION RIGHTS. Upon exercise of a Stock Appreciation Right granted independently of an Award, the Participant will be entitled to receive payment of an amount based on the difference between the Fair Market Value per Share on the Award Date and the Fair Market Value per Share on the exercise date of such Stock Appreciation Right. Such amount shall be paid as described in Section 3.3.3.

         3.3.3    FORM OF PAYMENT. The amount determined under Section 3.3.1 or
                  3.3.2 will be paid solely in cash, or, if the Board approves, in Shares (valued at Fair Market Value on the exercise date of the Stock Appreciation Right), or in any combination of Shares and cash.

                           4. RESTRICTED STOCK AWARDS

4.1 GRANTS. The Board may grant one or more Restricted Stock Awards to any Eligible Person. Each Award Agreement will specify the number of Shares to be issued to the Participant, the Award Date, the consideration for such Shares to be paid by the Participant, the extent to which the Participant will be entitled to dividends, voting and other rights in respect of the Shares, and the restrictions imposed on such Shares.

4.2      RESTRICTIONS.

         4.2.1 LEGEND. Stock certificates evidencing Shares of Restricted Stock pending the lapse of restrictions will bear a legend making appropriate reference to the restrictions imposed and will be held by the Company or by a third party designated by the Board until the restrictions have lapsed.

         4.2.2 FURTHER ASSURANCE. Upon issuance of Restricted Stock, the Participant may be required to provide such further assurance and documents as the Board requires.

         4.2.3 RESTRICTIONS ON TRANSFER. Except as provided under this Plan or the Award Agreement, Restricted Stock may not be sold, assigned, transferred, pledged or



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                  otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions have lapsed.

         4.2.4 DIVIDENDS AND VOTING RIGHTS. Unless otherwise provided in the Award Agreement, a Participant receiving a Restricted Stock Award will be entitled to cash dividends and voting rights for all Award Shares issued even though they are not vested, but such rights will terminate immediately as to any unvested Award Shares that cease to be eligible for vesting.

         4.2.5 REPAYMENT. If the Participant has paid or received cash (including any dividends) in connection with a Restricted Stock Award, the Award Agreement will specify whether and to what extent such cash will be returned (with or without an earnings factor) as to any unvested Award Shares that cease to be eligible for vesting.

         4.2.6 PURCHASE PRICE. The Purchase Price per Award Share must be at least 85% (100% in the case of a Significant Holder) of the Fair Market Value of the Shares on the Award Date.

4.3 FORM OF PAYMENT. The amount determined under Section 4.1 will be paid solely in cash or in the form of a Note. If payment is by Note, the Participant will pledge the Restricted Stock Award and the Award Shares to the Company as security for payment of the Note. Pursuant to the terms of the Award Agreement, the Shares will be delivered to the Participant upon payment of the Note obligation.

                           5. PERFORMANCE SHARE AWARDS

5.1 GRANTS. The Board may grant Performance Share Awards based upon factors the Board deems relevant. The Award Agreement shall specify the maximum number of Shares (if any) subject to the Performance Share Award, the consideration to be paid for any Shares issuable to the Participant, the duration of the Award, and the conditions upon which delivery of any Shares or cash to the Participant will be based. The amount of cash or Shares that may be deliverable pursuant to such Award will be based upon the degree of attainment over a specified period (a "performance cycle") of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Board. The Board may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award Agreement, in the event of the Participant's death, Retirement, Total Disability, or an Event, or as the Board determines.

5.2 RESTRICTIONS ON AWARDS OF STOCK. Any Shares awarded to a Participant pursuant to Section 5.1 may be, as determined by the Board on the Award Date, Restricted Stock and, as such, may be subject to all or some of the restrictions and requirements described above in Sections 4.2 and 4.3.



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                               6. OTHER PROVISIONS

6.1      RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.

         6.1.1 NO BINDING COMMITMENT. Status as an Eligible Person is not a commitment that any Award will be made to any Eligible Person.

         6.1.2 NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or any document related hereto) shall confer upon any Eligible Person or Participant any right to continue in the service or employ of the Company or constitute any contract or agreement of service or employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the services or employment of such person, with or without cause. Nothing contained in this Plan (or any related document) shall affect any other contractual right of any Eligible Person or Participant.

         6.1.3 LIMITATIONS ON TRANSFERABILITY. Amounts payable pursuant to an Award will be paid only to the Participant or, if the Participant dies, to the Participant's Beneficiary. If a Personal Representative has been appointed for a Participant, payment will be made to the Personal Representative. Other than by will or the laws of descent and distribution or other exception to transfer restrictions authorized by the Board, no benefit payable under, or interest in, this Plan or in any Award shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void. No such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabilities, engagements or torts of any Eligible Person, Participant or Beneficiary. The Board shall disregard any attempted transfer, assignment or other alienation prohibited by this Plan or applicable law and shall pay or deliver such cash or Shares in accordance with this Plan.

         6.1.4 NO TRUST OR FUND. Awards are payable in Shares or from the general assets of the Company. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including Shares) of the Company by reason of any Award. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to this Plan, shall create a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. If a Participant, Beneficiary or other person acquires a right to receive anything other than Shares upon exercise of an Award, such right will be no greater than the night of any unsecured general creditor of the Company.

6.2 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ACCELERATION, POSSIBLE EARLY TERMINATION OF AWARDS.

         6.2.1 ADJUSTMENTS. If the outstanding Shares are changed into or exchanged for cash or a different number or kind of shares or securities of the Company or of another



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                  issuer, or if additional Shares or new or different securities are distributed with respect to the outstanding Shares, through a reorganization or merger to which the Company is a party, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate adjustment will be made in the number and kind of Shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards.

         6.2.2    ACCELERATION. Upon the occurrence of an Event, the Board may
                  (i) make each Option and Stock Appreciation Right immediately exercisable, vest Restricted Stock free of restrictions, and pay to each Participant the number of Shares covered by each Performance Share Award, (ii) determine that only certain benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or (ill) establish a different time in respect of such Event for such acceleration. Any discretion with respect to these events shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling-of-interests transaction. If the Board does not accelerate the benefits under Awards upon the occurrence of such Event pursuant to this Section 6.2.2, and, within two (2) years after the occurrence of such Event, a Participant's employment or services with the Company terminates for any reason other than for Cause, then effective as of the day prior to the date of such termination, all of the Participant's Options and Stock Appreciation Rights shall become immediately exercisable, the Participant's Restricted Stock shall vest free of restrictions, and, within a reasonable time after such date of termination, the number of Shares covered by each of the Participant's Performance Share Awards shall be paid to the Participant. The Board may accord any Participant a night to refuse any acceleration, whether pursuant to the Award Agreement or otherwise.

         6.2.3 POSSIBLE EARLY TERMINATION OF AWARDS. If any Option has been fully accelerated pursuant to Section 6.2.2 but is not exercised prior to (a) a dissolution of the Company, or (b) a reorganization event described in Section 6.2.1 that the Company does not survive, or (c) the consummation of a reorganization event described in Section 6.2.1 that results in an Event approved by the Board, and no provision has been made for the survival, substitution, exchange or other settlement of such Award, such Award shall thereupon terminate.

6.3      TERMINATION OF EMPLOYMENT.

         6.3.1    OPTIONS.

         (a) Any Option, to the extent not exercised, will terminate and become null and void upon a termination of employment of a Participant, except as set forth in this Section or otherwise expressly provided in the Award Agreement. All Options shall be subject to earlier termination under Section 2.3, and any and all rights under an Option, to the extent not exercised or vested, will expire immediately



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                  upon a termination of employment of a Participant for Cause.
                  The Board will be the sole judge of Cause.

         (b) Unless otherwise expressly provided in the Award Agreement, a Participant will have the following time periods to exercise Options to the extent they were exercisable on the date of the Participant's termination of employment:

                  (i) If the Participant's employment terminates by any reason other than death, Total Disability or Cause, the Participant will have 90 days after the date of termination of employment to exercise any Option;

                  (ii) If the Participant's employment terminates for Cause, all Options shall terminate or lapse immediately upon the Participant's termination of employment;

                  (iii) If the Participant's employment terminates by reason of Total Disability, or if the Participant suffers a Total Disability within 90 days after a termination of employment described in Section 6.3.1(b)(i), the Participant or the Participant's Personal Representative, as the case may be, may exercise, at any time within 180 days after the date of Total Disability (or, if earlier, termination of employment) any Option; or

                  (iv) If the Participant dies while employed by the Company, or within 90 days after a termination of employment under Section 6.3.1(b)(i) or 6.3.1(b)(iii) above, the Participant's Beneficiary may exercise, at any time within 180 days after the date of the Participant's death (or, if earlier, termination of employment) any Option.

         6.3.2 STOCK APPRECIATION RIGHTS. Each Stock Appreciation Right granted concurrently with an Award will have the same termination provisions and exercisability periods as the related Award. The termination provisions and exercisability periods of any Stock Appreciation Right granted independent of an Award will be established by the Board.

         6.3.3 RESTRICTED STOCK AWARDS AND PERFORMANCE SHARE AWARDS. If a Participant's employment terminates for any reason, (a) Shares subject to the Participant's Restricted Stock Award will be treated in accordance with the related Award Agreement to the extent such Shares have not become vested on the date of termination of employment; and (b) Shares subject to the Participant's Performance Share Award will be forfeited in accordance with the related Award Agreement to the extent such Shares have not been issued or become issuable on that date.

         6.3.4 ADJUSTMENTS TO EXERCISABLE PORTION. Notwithstanding the foregoing, if a Participant's employment or services with the Company terminates for any reason other than for Cause, the Board may increase the portion of a Participant's Award



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                  exercisable to the Participant, or the Participant's
                  Beneficiary or Personal Representative, as the case may be, upon such terms as the Board determines.

         6.3.5 EFFECT OF CESSATION OF SUBSIDIARY STATUS. If an entity ceases to be a Subsidiary, such action will be deemed for purposes of this Plan to be a termination of services or employment of each Eligible Person of that entity who does not continue as an Eligible Person of the Company or another Subsidiary.

6.4 GOVERNMENT REGULATIONS. This Plan, the granting of Awards, the issuance or transfer of Shares, and the payment of money, pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including, but not limited to, "no action" positions of the Commission) that may, in the judgment of the Board, be necessary or advisable. Without limiting the generality of the foregoing, no Awards may be granted, no Shares will be issued, and no cash payments may be made by the Company, pursuant to any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have been complied with. In connection with any stock issuance or transfer, the person acquiring the Shares must, if requested, give assurances satisfactory to the Board in respect of such matters as the Board deems desirable to assure compliance with all applicable legal requirements. A Participant will not be entitled to the privilege of stock ownership as to any Shares not actually issued to such Participant.

6.5      TAXES.

         6.5.1 WITHHOLDING OBLIGATION. Upon any exercise, vesting, or payment of any Award or, if required under the Code, upon the disposition by a Participant or other person of Shares acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company has the right at its option to require payment by cashier's check payable to the Company of, or to deduct from amounts payable in cash, the amount of any taxes that the Company may be required to withhold with respect to such transactions. If a tax is required to be withheld in connection with the issuance or transfer of Shares, the Participant may elect, with Board approval, to have the Company reduce the number of such Shares issued or transferred by the number of Shares (valued at Fair Market Value) necessary to accomplish such withholding.

         6.5.2 TAX WITHHOLDING LOANS. The Board may permit a loan from the Company to a Participant in the amount of any taxes that the Company may be required to withhold, for a term, at a rate of interest and pursuant to such other terms established by the Board.



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6.6      AMENDMENT, TERMINATION AND SUSPENSION.

         6.6.1 AMENDMENT, TERMINATION AND SUSPENSION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan or any part hereof. In addition, the Board may, from time to time, amend or modify any provision of this Plan and, with the consent of the Participant, make such modifications of the terms of such Participant's Award as it deems advisable. Upon the occurrence of an Event, however, the Board may modify the terms of any Participant's Award with or without the consent of the Participant. The Board, with the consent of the Participant, also may amend the terms of any Option or Stock Appreciation Right to provide that the Purchase Price of the Shares remaining subject to the original Award be reestablished at a price in compliance with the other Sections of this Plan and in no event less than 100% of the Fair Market Value of the Shares on the effective date of the amendment. No modification of any other term of any Award that is amended in accordance with the foregoing shall be required, although the Board may make such further modifications of any such Award as are not inconsistent with this Plan. No Awards may be granted during any suspension of this Plan or after its termination.

         6.6.2 SHAREHOLDER APPROVAL. If an amendment would materially (a) increase the benefits accruing to Participants, (b) increase the aggregate number of Shares that may be issued or (c) modify the requirements of eligibility for participation in this Plan, the amendment shall be approved by the Board and, to the extent then required by applicable law, by the shareholders of the Company.

         6.6.3 EFFECT ON OUTSTANDING AWARDS. Awards issued before the effective date of any amendment, suspension or termination of this Plan will not without specific action of the Board and the consent of the Participant, in any way modify, amend, alter or impair any rights or obligations under any such Award. Except, upon the occurrence of an Event, the Board may modify the terms of any Participant's Award with or without the consent of the Participant.

6.7 AMOUNT OFFERED AND SOLD. Both the number of securities offered and sold and the Aggregate Offering Price (defined below) of securities offered and sold shall be limited to the maximum amounts defined in Sections
         6.7.2 and 6.7.3 below.

         6.7.1 DEFINITION OF AGGREGATE OFFERING PRICE. "Aggregate Offering Price", as defined by Rule 701(b)(4)(i) under the Securities Act of 1933 and used in this Plan, means the sum of all cash, property, notes, cancellation of debt or other consideration to be received by the issuer for the issuance of the securities. Non-cash consideration should be valued in reference to bona fide sales of that consideration within a reasonable time, or, in the absence of sales, on the fair value as determined by an accepted standard.

         6.7.2 CALCULATED RESTRICTION. The amount of securities offered and sold in reliance on Rule 701 under the Securities Act of 1933 shall not exceed the greater of $500,000 or the amount determined by paragraph (a) or (b) below:

                  (a) The Aggregate Offering Price of securities of the Company subject to outstanding offers in reliance on Rule 701, plus securities sold in the preceding 12 months in reliance on Rule 701, shall not exceed 15% of the total assets of the Company, measured at the end of its previous fiscal year; or

                  (b) The number of securities of the Company subject to outstanding offers in reliance on Rule 701, plus securities sold in the preceding 12 months in reliance on Rule 701, shall not exceed 15% of the outstanding securities of that class. The outstanding securities of a class shall include securities issuable pursuant to the exercise of outstanding options, warrants, rights and convertibles unless such options, warrants, rights and convertibles were issued under Rule 701. If the securities offered or sold under Rule 701 are convertible securities, then the number of securities subject to outstanding offers and sold shall be deemed to be the shares into which such securities may be converted.

         6.7.3 TWELVE-MONTH RESTRICTION. The Aggregate Offering Price of securities of the Company subject to outstanding offers in reliance on Rule 701 under the Securities Act of 1933, plus securities sold in the preceding 12 months in reliance on Rule 701, shall in no event exceed $5,000,000.

6.8 EFFECTIVE DATE OF PLAN. This Plan will be effective upon its approval by the Board, subject to approval by the shareholders of the Company within twelve months from the date of such Board approval.

6.9 TERM OF PLAN. Unless previously terminated by the Board, this Plan will terminate at the close of business on June 30, 2010 and no Awards will be granted under it thereafter.

6.10 GOVERNING LAW. This Plan and all documents related hereto shall be governed by, and construed in accordance with, the laws of the State of Arkansas. If any provision is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan will continue to be fully effective. It is the intent of the Company that this Plan and the Awards satisfy and be interpreted in a manner that satisfies the applicable requirements of Section 1361, et. seq., of the Code and regulations promulgated thereunder at any time that the Company has elected to be taxed as an S-Corporation thereunder. If any provision of this Plan or of any Award Agreement would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended to avoid such conflict.

6.11 COPY OF PLAN. The Company will provide each Participant with a copy of the Plan.

6.12     DISCLOSURE REQUIREMENTS.

         6.12.1 GENERAL OBLIGATIONS. In general, if the Company issues securities under the Plan pursuant to the Arkansas exemption from registration under Arkansas __________________________, the Company will provide its financial statements to all individuals holding securities under the Plan at least on an annual basis. This requirement may be waived if the issuance of securities under the Plan is limited to key employees whose duties in connection with the issuer assure them access to equivalent information.

         6.12.2 OBLIGATIONS IN PRIVATE PLACEMENTS. If the Company issues securities under the Plan pursuant to the federal exemption from registration under Rule 506 of the Securities Act of 1933 to any purchaser who is not an Accredited Investor, then all purchasers in the offering must receive, at a reasonable time prior to the sale of securities, both the non-financial statement information as well as the financial statement information required by Rule 502(b)(2) under the Securities Act of 1933.

6.13 NOTICE OF OFFER OR SALE. The Company will file with any necessary state or federal agencies the proper notice before making any offers or sales under this Plan.

6.14 PROHIBITION ON ADVERTISING. The offer and sale of a security under the Plan must not be accomplished by the publication of any advertisement, though the circulation to offerees of private placement memoranda is permitted provided that the information is not disseminated to the public.

                                 7. DEFINITIONS

         "ACCREDITED INVESTOR" is defined in Rule 501(a) of Regulation D adopted by the Securities and Exchange Commission under the Securities Act of 1933 (17 CFR Sec. 230.501(a)).

         "AGGREGATE OFFERING PRICE" is defined in Section 6.7.1.

         "AWARD" means any Option, Stock Appreciation Right, Restricted Stock Award, or Performance Share Award granted under this Plan.

         "AWARD AGREEMENT" means a written agreement, approved by the Board, setting forth the terms of an Award. Award Agreements for ISOs shall include any terms and conditions required for "incentive stock options" under Section 422 of the Code.

         "AWARD DATE" means the date upon which the Board took the action granting an Award or such later date set by the Board.

         "AWARD SHARES" means _________________________________________________.

         "BENEFICIARY" means the person(s) or trust(s) entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan if a Participant dies. If the Company is an S-Corporation, the Participant's Beneficiary must be a person eligible to be an S-Corporation shareholder pursuant to Section 1361 of the Code.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means that the Board, acting in good faith, determines that the Participant has: (a) committed a material breach of the Participant's duties and responsibilities (other than as a result of incapacity due to a Total Disability); (b) been convicted of a felony, or entered a plea of guilty or nolo contendere with respect to such a crime; (c) violated any fiduciary duty or duty of loyalty owed to the Company; (d) been generally incompetent or grossly negligent in the discharge of the Participant's duties and responsibilities; (e) engaged or is engaging in immoderate use of alcoholic beverages or narcotics or other substance abuse; or (f) violated any of the Company's established employment policies in effect from time to time.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON STOCK" means the Common Stock of the Company.

         "COMPANY" means PET QUARTERS, INC., an Arkansas corporation, and its successors, and, only where the context so warrants, its Subsidiaries.

         "ELIGIBLE PERSON" means (a) an officer of the Company, (b) an employee of the Company, (c) a director of the Company, (d) a general partner of the Company, or (e) a consultant or advisor to the Company provided that bona fide services shall be rendered by such consultants and advisors and such services are not in connection with the offer and sale of securities in a capital-raising transaction. Service as an Eligible Person shall be considered employment for all purposes of this Plan; provided, however. that only individuals who satisfy clause (a) of this definition may be granted ISOs under this Plan.

         "EVENT" means approval by the shareholders of the Company of any of the following:

         (a)      The dissolution or liquidation of the Company;

         (b) An agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities other than Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Company;

         (c) The sale of substantially all of the Company's business assets to a person or entity that not a Subsidiary; or

         (d) A person or entity that is not a stockholder of the Company on the date this Plan is adopted by the Board acquiring directly or indirectly 50% or more of the Company's outstanding voting securities.

         "EXERCISE AGREEMENT" means a written agreement, approved by the Board, setting forth the terms for exercise of an Award.

         "FAIR MARKET VALUE" on any date shall mean the fair market value of a Share as determined by the Board in good faith. Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction that, by its terms, will never lapse, and shall be conclusive and binding on all persons.

         "ISO" means an option designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that Section.

         "MARKET PRICE" means, if the Shares are publicly traded, the average of the daily closing prices per Share for the 30 consecutive trading days before the date in question. The closing price for each day will be the last sales price regular way or, if no such sale takes place on such day, the average of the closing bid and ask prices regular way on the principal United States trading market on which the Shares are listed or admitted to trading. If the Shares are not listed or admitted to trading on a recognized United States trading market, the Market Price will be the price per Share implied from the Company's most recent issuances of Common Stock for securities convertible into or exchangeable for Common Stock, if any such issuance has occurred in the six
(6) months prior to the date in question. If no such issuance has occurred, the Market Price will be the fair market value per Share, on an enterprise theory of valuation, determined by the Company's Board of Directors acting in good faith with advice from a recognized valuation expert.

         "NQSO" means an option designated as or deemed by Section 2.1 or 2.6 to be a nonqualified stock option.

         "NOTE" means a promissory note approved by the Board evidencing a loan from the Company to the Eligible Person of an amount equal to the Purchase Price of an Award. Any Note shall be subject to the following terms: (a) the principal of the Note shall not exceed the amount required to be paid to the Company upon the exercise or receipt of such Award, and the note shall be delivered directly to the Company in consideration of such exercise or receipt; (b) the term of Note, including extensions, shall not exceed five (5) years; (c) the Note shall provide for recourse to the Participant; (d) the Note shall bear interest at a rate determined by the Board, but not less than the interest rate necessary to avoid the imputation of interest under the Code; (e) the unpaid principal balance of the Note shall become due and payable on the tenth day after the termination of employment or service of the Participant; (f) if required by the Board or by applicable law, the Note shall be secured by a pledge of any Shares or Awards financed thereby (and other collateral if required by the Board); and
(g) the terms shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

         "OPTION" means an option to purchase Shares under this Plan. An Option shall be designated by the Board as an NQSO or an ISO.

         "PARTICIPANT" means an Eligible Person who has been granted an Award.

         "PERFORMANCE SHARE AWARD" means an Award made pursuant to Section 5.

         "PERSONAL REPRESENTATIVE" means the person or persons who, upon Total Disability or incompetence of a Participant, has lawfully acquired on behalf of the Participant the power to exercise the rights and receive the benefits specified in this Plan. If the Company is an S-Corporation, the Participant's Personal Representative must be a person eligible to be an S-Corporation shareholder pursuant to Section 1361 of the Code.

         "PURCHASE PRICE" means the exercise price, if any, payable by the Participant to the Company upon exercise of an Award in accordance with the applicable Award Agreement and Exercise Agreement; provided, however, that such exercise price shall not be less than the minimum lawful consideration required under applicable state law.

         "RESTRICTED STOCK" means Shares awarded to a Participant, subject to payment of such consideration, if any, and such conditions on vesting and transfer and such other restrictions as are established in or pursuant to this Plan, for so long as such Shares remain unvested under the terms of the applicable Award Agreement.

         "RESTRICTED STOCK AWARD" means an Award of Restricted Stock made pursuant to Section 4.

         "RETIREMENT" means retirement from employment by, or providing services to, the Company or any Subsidiary and, in the case of employees, at the Company's normal retirement age and in accordance with the retirement policies of the Company then in effect.

         "SHARES" means shares of the Company's Common Stock.

         "SIGNIFICANT HOLDER" means any person who, on the Award Date, owns, or who is deemed to own under Section 424(d) of the Code, outstanding Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company.

         "STOCK APPRECIATION RIGHT" means a right to receive a number of Shares or an amount of cash, or a combination of Shares and cash, determined as provided in Section 3.3. Any Stock Appreciation Right granted in connection with an ISO shall contain such terms as may be required to comply with the Code.

         "SUBSIDIARY" means any corporation or other entity a majority or more of the outstanding voting stock or voting power of which is beneficially owned directly or indirectly by the Company.

         "TOTAL DISABILITY" means a "Permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions, or conditions as the Board may include.

THIS AGREEMENT AND THE UNDERLYING SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY BLUE SKY LAWS. THIS AGREEMENT MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS.

                             STOCK OPTION AGREEMENT

                                             Vesting Schedule:
Exercise Price Per Share:     $                     Shares on       ________ __, 2000
                                                    Shares on       ________ __, 2001
Number of Shares:                                   Shares on       ________ __, 2002
                                                    Shares on       ________ __, 2003
Expiration Date:                                    Shares on       ________ __, 2004
                                                    Shares on       ________ __, 2005

         Pet Quarters, Inc. (the "Company") and the individual identified below (the "Participant"), enter into this [ ] NONQUALIFIED STOCK OPTION AGREEMENT /
[ ] INCENTIVE STOCK OPTION AGREEMENT (consisting of seven pages and three Exhibits) as of _______________ ___, ____ (the "AGREEMENT"). Participant acknowledges receipt of the Pet Quarters, Inc. Employee Equity Participation Incentive Plan (the "PLAN") pursuant to which this Agreement has been executed.

PET QUARTERS, INC.                                   PARTICIPANT


By:
   ---------------------------------   ------------------------------------

Name:                                  Name:
     -------------------------------        -------------------------------
     (printed)                              (printed)

Title:
      ------------------------------

                                    ARTICLE 1
                                  DEFINED TERMS

         Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

                                    ARTICLE 2
                     OPTION GRANT, EXERCISE AND REPLACEMENT

2.1 GRANT. This Agreement evidences the Company's grant to the Participant of the right and option to purchase, on the terms and conditions set forth herein and in the Plan (this "Option"), all or any part of the Shares listed on page one at the exercise price per share set forth on page one (the "Exercise Price"), exercisable as set forth herein, prior to the close of business on the [expiration date listed on page one] [the earlier of the termination date of the plan or the day before the tenth anniversary of the Award Date] [five years] (the "Expiration Date"). The Exercise Price equals the Fair Market Value of the Company's Common Stock as of the Award Date. If the Incentive Stock Option box is checked on page one, it is the intent of the Company that this Option constitute an incentive stock option within the meaning of
         Section 422 of the Code.

2.2 EXERCISABILITY. Subject to the Plan, this Option shall become exercisable in cumulative installments at the times set forth in the vesting schedule on page one. This Option shall only be exercisable in respect of whole Shares, and fractional Share interests shall be disregarded. At least 100 Shares must be purchased at one time unless the number purchased is the total number at the time available for purchase under this Option.

2.3      METHOD OF EXERCISE.

         2.3.1 CASH. Exercise of this Option for cash requires delivery to the Secretary of the Company of (a) a Subscription Form in the form of Exhibit A, (b) an executed Exercise Agreement in the form of Exhibit C (the "Exercise Agreement"), (c) this Option, and (d) payment made in accordance with and in a form permitted by the Plan for the full Purchase Price of the Shares to be purchased, subject to such further limitations and rules or procedures as the Board may from time to time establish as to any non-cash payment and as to the tax withholding requirements of the Plan. In addition, the Participant (or the Participant's Beneficiary or Personal Representative) shall furnish any written statements required by this Agreement or the Plan.

         2.3.2 CASHLESS EXERCISE. This Option can also be exercised, in whole or in part, in a "cashless" exercise, upon delivery to the Company of (a) a Cashless Exercise Form in the form of Exhibit B, (b) an executed Exercise Agreement in the form of Exhibit C, (c) this Option, and (d) any payments required under the Plan or by the Board. In a cashless exercise, the right to purchase each Share may be exchanged for that number of Shares of Common Stock determined by multiplying the number one (1) by a fraction, the numerator of which will be the difference between (y) the then current Market Price and (z) the Exercise Price, and the denominator of which will be the then current Market Price.

2.4 ISSUANCE OF SHARES. Upon the exercise of this Option, the Company will immediately issue the Shares purchased to the person exercising this Option, and promptly deliver to such person a certificate or certificates representing such Shares. If this Option is exercised in part, the Company will promptly deliver to the person exercising this Option a new Option Agreement identical to this Option Agreement, dated the date hereof, but evidencing the right to purchase only the remaining Shares. The Company will pay all expenses, transfer taxes and other charges payable in connection with its issuance and delivery of such document.

2.5 CONTINUING RIGHT TO PURCHASE CUMULATIVELY. If the Participant does not in any year purchase all or any part of the Shares to which the Participant is entitled, then the Participant has the right cumulatively thereafter to purchase any Shares not so purchased and such right shall continue until this Option terminates or expires.

2.6 LOSS OF OPTION. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option, and upon receipt of an indemnity satisfactory to the Company or, in the case of any such mutilation, upon surrender of this Option, the Company will deliver a new, identical Option.

                                    ARTICLE 3
                          CONSIDERATION TO THE COMPANY

         In consideration of the granting of this Option by the Company, the Participant agrees to render faithful and efficient services to the Company, with such duties and responsibilities as the Company shall from time to time prescribe. Nothing contained in this Agreement or in any other documents related to the Plan shall confer upon the Participant any night to continue performing services for the Company or constitute any contract of employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the services of the Participant, with or without Cause.

                                    ARTICLE 4
                                   TERMINATION

4.1 TERMINATION OF OPTION UPON TERMINATION OF SERVICES. This Option and all other rights hereunder, to the extent not exercised, will terminate and become null and void upon the termination of Participant's services for the Company, except that:

         4.1.1 REASON OTHER THAN DEATH, TOTAL DISABILITY OR FOR CAUSE. If the Participant's services for the Company terminate for any reason other than death, Total Disability or for Cause, the Participant has 90 days after the date of termination to exercise this Option to the extent this Option was exercisable on the date of termination.

         4.1.2 FOR CAUSE. If the Participant's services for the Company are terminated for Cause, this Option shall lapse immediately upon the Participant's termination of services for the Company.

         4.1.3 TOTAL DISABILITY. If the Participant's services for the Company are terminated as a result of a Total Disability, or if the Participant suffers a Total Disability within

                  90 days of any termination of services under this SECTION 4.1, the Participant or the Participant's Personal Representative, as the case may be, shall have 180 days from the date of Total Disability (or, if earlier, the date of termination of Participant's services) to exercise this Option to the extent this Option was exercisable on such date.

         4.1.4 DEATH. If the Participant dies while in the service of the Company, or within 90 days after any termination of services described in this SECTION 4.1, then this Option may be exercised within a period of 180 days after the Participant's date of death (or, if earlier, the date of termination of Participant's services), by the Participant's Beneficiary to the extent this Option was exercisable on the such date.

4.2 TERMINATION OF OPTION ON EXPIRATION DATE. Notwithstanding the foregoing, in no event may this Option be exercised by anyone after the Expiration Date.

4.3 TERMINATION OF OPTION ON CERTAIN EVENTS. The Board retains the right to terminate this Option to the extent not previously exercised upon an event or transaction in which the Company does not survive.

                                    ARTICLE 5
                             RESTRICTIONS ON SHARES

5.1 LEGEND. Shares issued pursuant to this Option are subject to certain restrictions on disposition under the Exercise Agreement, and a repurchase right under the Exercise Agreement. The Shares will bear, in addition to any other legends which may be required by the Plan, this Agreement or applicable securities laws, a legend evidencing this restriction on disposition and this repurchase right,

5.2 SECURITIES ACT LEGEND. Shares issued pursuant to this Option will bear, in addition to any other legends which may be required by the Plan, this Agreement or applicable securities laws, a legend similar to legend on page one of this Agreement, to the extent necessary under applicable Securities Laws.

                                    ARTICLE 6
              PRIVILEGES OF STOCK OWNERSHIP; NONDISTRIBUTIVE INTENT

6.1 RESTRICTION ON RIGHT. The Participant shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of the Shares unless and until certificates representing such Shares are issued by the Company to the Participant. Upon the issuance and transfer of Shares to the Participant pursuant to the Exercise Agreement, unless a registration statement is in effect under the Securities Act of 1933, as amended, ("SECURITIES ACT") and applicable state securities laws, relating to such issued and transferred Shares, the Shares may be issued and transferred to the Participant only if he or she represents and warrants in writing to the Company the items covered in the Exercise Agreement. The Participant or any other person then entitled to exercise this

         Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the Shares by such person is contrary to the representations and agreement referred to above.

6.2 STOP-TRANSFER. The Board may take whatever additional actions it deems appropriate to insure the observance and performance of such representations and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Board may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of Shares acquired upon exercise of this Option does not violate the Securities Act, and may issue stop-transfer orders covering such Shares. No Shares shall be issued and transferred unless and until there shall have been full compliance with any then applicable regulatory requirements (including those of exchanges upon which any Common Stock of the Company may be listed).

                                    ARTICLE 7
                                  MISCELLANEOUS

7.1 ASSIGNMENTS. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assignees. Except as otherwise provided in the Plan, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or transferred by either party without the prior written consent of the other.

7.2 NOTICES. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal off-ice to the attention of the President and Chairman, and to the Participant at the address given to the Company for payroll purposes, or at such other address as either party may hereafter designate in writing (which may be a facsimile). Notice will be deemed to have been given and received when delivered to the address specified by the party to receive the notice. Either party may, at any time by giving five (5) days' prior written notice to the other, designate any other address in substitution of the foregoing address.

7.3 PLAN. This Option and all rights of the Participant under this Agreement are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the provisions of the Plan, all of which are incorporated herein by this reference, to the extent such provisions are applicable. In the event of a conflict or inconsistency between the terms and conditions of this Agreement and of the Plan, the terms and conditions of the Plan shall govern. Unless otherwise expressly provided in other sections of this Agreement, provisions of the Plan that confer discretionary authority on the Board do not (and shall not be deemed to) create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board so conferred by appropriate action of the Board under the Plan after the date hereof.

7.4 NOTICE OF DISPOSITION. The Participant agrees to notify the Company of any intended sale or other disposition of any shares of Common Stock received upon exercise of this Option.

7.5 INTERPRETATION. If any claim is made by the Participant relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of the Company or its counsel. The Participant acknowledges that the Participant has had the opportunity to consult with the Participant's own counsel prior to the execution hereof.

7.6 AMENDMENTS. Except as otherwise provided in the Plan, any amendments to this Agreement must be in writing and designated as an amendment, and signed by both parties hereto.

7.7 SEVERABILITY. The provisions of this Agreement are severable. The invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other of its provisions. If one or more provisions hereof shall be declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes hereof. The parties further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

7.8 HEADLINES REFERENCES; EXHIBITS. The headings in this Agreement are only for convenience and ease of reference and are not to be considered in construction or interpretation of this Agreement, nor as evidence of the intention of the parties hereto. All exhibits, schedules and appendices attached to this Agreement are incorporated herein. Except where otherwise indicated, all references in this Agreement to Sections refer to Sections of this Agreement.

7.9 COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, and when executed, separately or together, all of such counterparts shall constitute a single original instrument, effective in the same manner as if all parties hereto had executed one and the same instrument.

7.10 ENTIRE AGREEMENT. This Agreement (together with its Exhibits and other documents referred to herein) is the complete and exclusive statement of agreement and understanding of the parties with respect to matters in this Agreement and is a complete and exclusive statement of the terms and conditions thereof. This Agreement replaces and supersedes all prior written or oral agreements, statements, correspondence, negotiations and understandings by and among the parties with respect to the matters covered by it. No representation, statement, condition or warranty not contained in this Agreement is binding on the parties.

7.11 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Arkansas, excluding that body of law relating to conflict of laws.

                                CONSENT OF SPOUSE

         In consideration of the execution of the foregoing Stock Option Agreement by Pet Quarters, Inc., I, ____________________________________, the
spouse of the Participant herein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.



DATED:
      ---------------------         ------------------------------------------
                                    Signature of Spouse


                                    ------------------------------------------
                                    Name (printed)

                                    EXHIBIT A

                                SUBSCRIPTION FORM
                 TO BE EXECUTED UPON EXERCISE OF OPTION FOR CASH

         The undersigned exercises the right to purchase ______ Shares, evidenced by (a) this Subscription Form, (b) the enclosed, executed Exercise Agreement, (c) the enclosed Option, and (d) payment of the Purchase Price in full ($__________________). Certificate(s) for such shares are to be issued and delivered as set forth below.

                                       HOLDER

                                       -----------------------------------------

                                       Name:
                                            ------------------------------------

                                       Date:
                                            ------------------------------------

         If the Holder is other than the Participant, specify Holder's status as
(1) Beneficiary or (2) Personal Representative.

                                       -----------------------------------------
                                       Status

Name to appear on the stock certificate:

         Printed Name:
                      ---------------------------------------------------
         Address:
                      ---------------------------------------------------

                      ---------------------------------------------------

                      ---------------------------------------------------

         Social Security Number:
                                -----------------------------------------
         (or Employer Identification Number, or other identifying number)


If the foregoing exercise is not for all of the Shares purchasable under this Option, please register and deliver a new Option for the unexercised portion as follows:

         Printed Name:
                      ---------------------------------------------------
         Address:
                      ---------------------------------------------------

                      ---------------------------------------------------

                      ---------------------------------------------------

         Social Security Number:
                                -----------------------------------------
         (or Employer Identification Number, or other identifying number)

                                    EXHIBIT B

                             CASHLESS EXERCISE FORM

         The undersigned Holder exercises the right to purchase _______ ___Shares, evidenced by (a) this Cashless Exercise Form, (b) the enclosed, executed Exercise Agreement, (c) the enclosed Option, and (d) any payments required under the Plan or by the Board. The undersigned Holder requests that the Company exchange the Option for Shares as provided in Section 2.3.2 of the Option. Certificate(s) for such shares are to be issued and delivered as set forth below.

                                       HOLDER

                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Date:
                                            ------------------------------------

         If the Holder is other than the Participant, specify Holder's status as
(1) Beneficiary or (2) Personal Representative.

                                       -----------------------------------------
                                       Status

Name to appear on the stock certificate:

         Printed Name:
                      ---------------------------------------------------
         Address:
                      ---------------------------------------------------

                      ---------------------------------------------------

                      ---------------------------------------------------

         Social Security Number:
                                -----------------------------------------
         (or Employer Identification Number, or other identifying number)

If the foregoing exercise is not for all of the Shares purchasable under this Option, please register and deliver a new Option for the unexercised portion as follows:

         Printed Name:
                      ---------------------------------------------------
         Address:
                      ---------------------------------------------------

                      ---------------------------------------------------

                      ---------------------------------------------------

         Social Security Number:
                                -----------------------------------------
         (or Employer Identification Number, or other identifying number)

Calculation of Cashless Exercise:

         M =      Market Price (current):
                                         ------------------------
         E =      Exercise Price:
                                         ------------------------
         X =      Number of Shares to be issued for each right to purchase one
                  Share exchanged:

                   M-E
                  ------  =  ---------------------
                    M

Total number of Shares issuable:
                                 -----------------------
Total number of Shares to be issued:
                                     -----------------------

                                    EXHIBIT C

                               PET QUARTERS, INC.
                               EXERCISE AGREEMENT

         This Exercise Agreement (this "AGREEMENT"), dated as of is made and entered into by and between Pet Quarters, Inc., an Arkansas corporation (the "COMPANY"), and _________________ (the "PURCHASER").

                                    RECITALS

         WHEREAS, under the Company's Pet Quarters, Inc. Employee Equity Participation Incentive Plan (the "Plan"), the Purchaser holds an option (the "OPTION") to purchase all. or any part of a designated amount of authorized but unissued shares of common stock of the Company and in connection therewith, as evidenced by that certain Stock Option Agreement dated as of _________________ (the "OPTION AGREEMENT") of which this Agreement is a part and incorporated therein;

         WHEREAS, the Purchaser desires to exercise the Option and purchase from the Company and the Company wishes to issue and sell to the Purchaser shares of its common stock, ("Common Stock"), in accordance with and subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the above premises and the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                        PURCHASE AND SALE OF COMMON STOCK

1.1 COMMON STOCK. Upon the terms and conditions contained herein, the Company hereby sells and issues to the Purchaser, and the Purchaser purchases from the Company, at a purchase price of $ ____________ per share, __________ shares of Common Stock (the "SHARES").

1.2 PAYMENT AND DELIVERY. The Company hereby delivers to the Purchaser stock certificate(s) representing the Shares against delivery to the Company by the Purchaser of consideration of ________________________ pursuant to either Section 2.3.1 or Section 2.3.2 of the Option Agreement. The Company acknowledges receipt of such consideration.

                                    ARTICLE 2
                           INVESTMENT REPRESENTATIONS

         The Purchaser acknowledges that the Shares are not being registered under the Securities Act of 1933, as amended ("Act"), based, in part, on reliance that the issuance of the Shares is exempt from registration under
Section 4(2) of the Act as not involving any public offering. The Purchaser further acknowledges that the Company's reliance on such exemption is predicated, in part, on the representations set forth below made by the Purchaser to the Company:

2.1 FOR PURCHASER'S OWN ACCOUNT. The Purchaser is acquiring the Shares solely for the Purchaser's own account, for investment purposes only, and not with an intent to sell, or for resale in connection with any distribution of all or any portion of the Shares within the meaning of the Act;

2.2 RELATIONSHIP OR EXPERIENCE. Either (a) the Purchaser has a preexisting business relationship with the Company or its officers or directors, or
         (b) the Purchaser has sufficient business or financial experience, or has relied upon the advice of the Purchaser's legal counsel, tax advisors, and/or investment advisors, to have the capacity to protect the Purchaser's interests in connection with the purchase of the Shares;

2.3 RESTRICTED SECURITIES. The Purchaser understands that the Shares are characterized as "restricted securities" under the federal securities laws since the Shares are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. The Purchaser represents that the Purchaser is familiar with Rule 144 promulgated under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act; and

2.4 NO ORAL REPRESENTATION OR SOLICITATION. At no time was an oral representation made to the Purchaser relating to the purchase of the Shares nor was the Purchaser presented with or solicited by any leaflet, public or promotional meeting, newspaper or magazine article, radio or television advertisement or any other form of general advertising relating to the purchase of the Shares.

                                    ARTICLE 3
                             RESTRICTIONS ON SHARES

         The Purchaser agrees not to transfer the Shares except in accordance with the express terms of this Section 3 and unless the proposed transferee (a) is not a direct or indirect competitor of the Company and (b) agrees with the Company in writing to be bound by each of the following subsections of this
Section 3. Any attempted transfer in violation of this Section 3 shall be void and of no effect.

3.1 COMPLIANCE WITH SECURITIES LAWS. Without in any way limiting the representations set forth above, the Purchaser further agrees not to make any disposition of all or any portion of the Shares, except in compliance with applicable state securities laws and unless and until: (a) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; (b) such disposition is made in accordance with Rule 144 under the Act; or
         (c) the Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and if requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel acceptable to Company counsel, that such disposition will not require registration under the Act and will be in compliance with applicable state securities laws.

3.2      RIGHT OF FIRST REFUSAL.

         3.2.1 OFFER TO COMPANY. The Purchaser's Shares (or any interest therein) may not be offered for sale or sold or otherwise transferred or disposed of, by operation of law or otherwise, to any person or entity other than the Company unless the Shares that the holder proposes to* sell or otherwise dispose of (the "Offered Shares") are first offered to the Company as follows: (a) the holder shall give written notice to the Company, setting forth the name and address of the prospective transferee, the number of Offered Shares, the offered price and the proposed terms and conditions of the transaction; and
                  (b) the Company shall have thirty (30) days following receipt of such notice to purchase all (but not less than all) of the Offered Shares for such price and pursuant to such proposed terms.

         3.2.2 PERIOD FOR TRANSFER. If the Company elects not to purchase the Offered Shares, the Offered Shares shall be released from the restrictions created by this Section 3.2 for a period of twenty (20) days, beginning immediately after the Company provides written notice to the holder declining to purchase the Offered Shares, or the expiration of the thirty (30) day period, whichever is earlier, solely for the purpose of a bona fide sale or other disposition to the proposed transferee, at the price and upon the terms specified in the notice referred to above. If, at the expiration of such twenty (20) day period, the Offered Shares have not been so transferred, such Shares shall then be subject to all of the provisions of this
                  Section 3.2 again and may not thereafter be sold, transferred or otherwise disposed of, except in the manner and upon the terms herein provided. Notwithstanding the foregoing, the Purchaser may sell, convey or otherwise transfer or dispose of any of such Shares to an executor, administrator, heir, testamentary trustee or legatee of such shareholder, subject to the limitations below.

         3.2.3 TRANSFEREES BOUND. Any transferee of Shares originally issued under this Agreement other than the Company, whether or not such transferee is a permitted transferee, shall be subject to the same restrictions as the transferor, and any attempted disposition of such shares or any interest therein by operation of law or otherwise to any other person without the written agreement of the transferee to be bound by the restrictions on transfer set forth in this Section 3 shall be null and void. Each proposed transferee must agree in writing to be bound by the restrictions on transfer of this Section 3 and such other provisions as the Company may reasonably impose to preserve its closely-held status.

3.3 LOCK-UP AGREEMENT. If at any time the Company proposes to register its Common Stock under the Act in connection with an underwritten public offering of the Company's Common Stock, the Purchaser agrees to enter into a lock-up agreement with the underwriter or underwriters selected for such underwriting by the Company restricting any offer, sale, offer to sell, contract to sell, grant of any option to purchase or otherwise sell, transfer, pledge, or dispose (collectively, a "Transfer") of any of the shares of Common Stock of the Company or any securities convertible into, or exchangeable or exercisable for, shares of the Company's Common Stock for a period commencing as of 14 days prior to and ending not more than one year after the effective date of a registration statement covering such public offering of the Company's securities. The Purchaser agrees and consents to the entry of stop-transfer instructions with the Company's transfer agent against the Transfer of the Company's securities beneficially owned by the Purchaser.

                                    ARTICLE 4
                                REPURCHASE RIGHT

4.1 REPURCHASE RIGHT. If the Purchaser shall cease to perform services for the Company (whether as a result of Purchaser's death or Total Disability or termination by the Company for any reason or cause whatsoever), the Company shall have the night during a 180-day period after such cessation or termination (the "CALL PERIOD") to repurchase, and the Purchaser shall be obligated to sell the Shares at a price equal to the Repurchase Price as defined in Section 4.2; provided, however, that if the Purchaser purchases the shares after such cessation or termination pursuant to the Option Agreement, then the Call Period shall begin on the date such purchase is made (the date hereof) and not on the date of such cessation or termination. The right of the Company to repurchase and the obligation of the Purchaser to sell the Shares to the Company shall terminate after the expiration of the Call Period. If the Company does not exercise its night to repurchase the Shares during the Call Period, then any transfer of the Shares by the Purchaser shall continue to be subject to the provisions of Section 3 hereof If the Company elects to exercise its right to repurchase the Shares during the Call Period, such repurchase shall be consummated no later than 10 days after the date on which the Repurchase Price has been determined in accordance with Section 4.2 hereof. The Repurchase Price shall be paid at the closing by check or by a promissory note of Company pursuant to Section 4.3 of this Agreement against surrender by the Purchaser of a stock certificate evidencing the Shares with duly endorsed stock powers.

4.2 DETERMINATION OF REPURCHASE PRICE. "REPURCHASE PRICE" means a price determined to be the fair market value of the Shares, determined in good faith by the Board taking into account such factors as it deems relevant, including, but not limited to, the fact that the Shares are illiquid and represent a minority interest in the Company. Notwithstanding the foregoing, the Repurchase Price may be based on an appraisal of the fair market value of the Shares (the "APPRAISED VALUE") to be repurchased if (a) the Purchaser elects after reviewing the Repurchase Price as determined by the Company's Board and (b) an appraisal of the value of the Company's Common Stock has not been conducted within the last six months. If an appraisal has been conducted within the last six months, the Appraised Value shall be the value determined by such appraisal with any necessary adjustment to reflect that the Shares are illiquid and represent a minority interest in the Company. If the Purchaser elects to have an appraisal and an appraisal has not been conducted within the last six months, the Company shall designate an independent appraiser. The Company and the Purchaser shall each bear one-half of all appraisal costs. The Appraised Value shall constitute a conclusive determination of the Repurchase Price binding on all parties notwithstanding a higher or lower value determined by the Company's Board.

4.3 PAYMENT BY PROMISSORY NOTE. If the amount due to the Purchaser for the purchase of the Shares pursuant to Section 3.2 or Section 4.1 exceeds five percent of the Company's book value at the end of the month immediately preceding the date of purchase, the Company may, in its discretion, elect to pay such amount in three annual installments, the first installment to be made within 30 days of the day of delivery of certificates or other instruments representing the Shares so purchased (the "First Delivery Date"), the second installment to be paid, with interest accruing from the First Delivery Date at the prime rate of the Company's primary bank lender as of the First Delivery Date, on the first anniversary of the First Delivery Date (the "Second Delivery Date"), and the third installment to be paid, with interest accruing from the Second Delivery Date at the prime rate of the Company's primary bank lender as of the Second Delivery Date, on the second anniversary of First Delivery Date.

                                    ARTICLE 5
                              COME ALONG; GO ALONG

         If any shareholder(s) of the Company sell or exchange more than 50% of the outstanding voting stock of the Company in a single or series of related transactions, the Company shall use its best efforts to cause the purchaser of such shares to acquire, and the Purchaser agrees to sell, the Shares for the same price, terms and conditions that are applicable to the shares of such controlling shareholder(s) to be transferred. Notwithstanding anything to the contrary in this Section 5, the provisions hereof shall not apply to: (a) any sale or other transfer of stock between shareholders of the Company; (b) any repurchase by the Company of any shares of Common Stock; (c) any transfer of shares of Common Stock to any inter vivos trust, or in connection with estate planning or the death of any person; or (d) any sale pursuant to a public offering.

                                    ARTICLE 6
                            STOCK CERTIFICATE LEGENDS

6.1 LEGEND. The Purchaser understands and acknowledges that the certificate evidencing the Shares (or evidencing any other securities issued with respect thereto pursuant to any stock split, stock dividend, merger or other form of reorganization or recapitalization) shall bear, in addition to any other legends which may be required by the Plan, this Agreement, or applicable state securities laws, the following legends:

                  "The sale, assignment, transfer, pledge or hypothecation of the shares represented by this certificate or any interest therein is subject to an agreement dated as of _____________, ______ (a signed counterpart of which is on file at the office of the Company), that includes restrictions on transfer, and the shares are subject to a repurchase right in favor of Company and a right of first refusal, as provided therein."

6.2 SECURITIES ACT LEGEND. Prior to registration under applicable federal and state securities laws of the issuance of the Shares, all certificates evidencing such Shares also shall bear the following legend and/or any other appropriate or required legends under applicable laws or Section 6.4 of the Plan:

                  "The shares represented by this certificate have not been registered or qualified under the Securities Act of 1933, as amended, (the "Act") or any state securities laws, have been acquired for investment purposes only, and no sale or transfer of such shares shall be valid or effective except (a) pursuant to a registration statement under the Act and registration or qualification under applicable state securities laws, each of which has become effective and is current with respect to the shares being sold; or (b) pursuant to a specific exemption from registration under the Act and applicable state securities laws, but only upon prior written authorization of such sale or transfer by counsel for, or other authorization by, Company."

                                    ARTICLE 7
                                  MISCELLANEOUS

7.1      TERMINATION UPON PUBLIC OFFERING-, TERMINATION UPON CHANGE IN CONTROL.

         7.1.1 UPON PUBLIC OFFERING. Articles 2, 3, 4, 5, and 6 of this Agreement shall terminate upon the closing of a bona fide underwritten public offering of the Company's Common Stock that results in net proceeds to the Company in excess of $10 million, or the filing of a registration statement on Form S-8 (or its equivalent) with respect to the Shares issued pursuant to this Agreement.

         7.1.2 UPON CHANGE OF CONTROL. Article 4 shall terminate upon a Change of Control. "CHANGE OF Control" means either (a) an acquisition of equity interests of the Company by any acquiring person or entity, other than a shareholder of the Company on the date the Plan was adopted, if the acquiring person or entity would thereafter be the beneficial owner of 50% or more of the Common Stock or be entitled to elect more than 50% of the Board; (b) a merger or consolidation of the Company resulting in the holders of the Common Stock immediately prior to such transaction holding less than 50% of the total voting stock of the surviving company after such transaction; or (c) a sale or exchange of all or more than 50%

                  (by value) of the property and assets of the Company. Change of Control does not include any merger or combination of the Company with any or all of its affiliates or any other similar restructuring.

7.2 CAPITALIZED TERMS. Capitalized terms not otherwise defined herein shall have the meaning specified in the Plan.

7.3 ASSIGNMENTS. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party without the prior written consent of the other; provided, however, the Company may assign its rights under Sections 3.2, 4.1, 4.2 and 4.3 to any person.

7.4 NOTICES. Any notice, demand, request or other communication herein requested or permitted to be given shall be in writing and given in the manner set forth in the Option Agreement.

7.5 INTERPRETATION. If any claim is made by the Participant relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of the Company or its counsel. The Participant acknowledges that the Participant has had the opportunity to consult with the Participant's own counsel prior to the execution hereof.

7.6 AMENDMENTS. Any amendments to this Agreement must be in writing and designated as an amendment, and signed by both parties hereto.

7.7 SEVERABILITY. The provisions of this Agreement are severable. The invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other of its provisions. If one or more provisions hereof shall be declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes hereof. The parties further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

7.8 HEADINGS, REFERENCES; EXHIBITS. The headings in this Agreement are only for convenience and ease of reference and are not to be considered in construction or interpretation of this Agreement, nor as evidence of the intention of the parties hereto. All exhibits, schedules and appendices attached to this Agreement are incorporated herein. Except where otherwise indicated, all references in this Agreement to Sections refer to Sections of this Agreement.

7.9 COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, and when executed, separately or together, all of such counterparts shall constitute a single original instrument, effective in the same manner as if all parties hereto had executed one and the same instrument.

7.10 ENTIRE AGREEMENT. This Agreement (together with its Exhibits and other documents referred to herein) is the complete and exclusive statement of agreement and understanding of the parties with respect to matters in this Agreement and is a complete and exclusive statement of the terms and conditions thereof. This Agreement replaces and supersedes all prior written or oral agreements, statements, correspondence, negotiations and understandings by and among the parties with respect to the matters covered by it. No representation, statement, condition or warranty not contained in this Agreement is binding on the parties.

7.11 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Arkansas, excluding that body of law relating to conflict of laws.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                            PET QUARTERS, INC.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                            "PURCHASER"

                                       Name:
                                            ------------------------------------
                                       Address:
                                               ---------------------------------
                                               ---------------------------------
                                               ---------------------------------
                                       Social Security Number:
                                                              ------------------




FORM OF OWNERSHIP:         [ ] individual           [ ] community property
                           [ ] joint tenants        [ ] tenants in common